UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 11, 2003

MATRIX SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-18716	73-1352174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10701 East Ute Street, Tulsa, Oklahoma	74116-1517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 838-8822

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

Exhibit 99.1 Form of Presentation to Analysts.

Item 9. Regulation FD Disclosure.

Matrix Service Company intends to hold private meetings with security analysts from time to time in substantially the form of Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX SERVICE COMPANY

Dated: June 11, 2003	By:	/s/ Michael J. Hall
Michael J. Hall Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

Exhibit 99.1 Form of Presentation to Analysts.